             SUPPLEMENTAL CLASS G PREFERRED STOCK PURCHASE AGREEMENT
             -------------------------------------------------------

     THIS SUPPLEMENTAL CLASS G PREFERRED STOCK PURCHASE AGREEMENT dated as of August 7, 1996 is entered into by and among Transkaryotic Therapies, Inc., a Delaware Corporation, (the "Company"), the holder of the Company's Class G Preferred Stock (the "Initial Purchaser") and the purchasers listed on SCHEDULE A hereto (collectively the "Subsequent Purchasers").

     WHEREAS the Company and the Initial Purchaser entered into a Class G Preferred Stock Purchase Agreement dated as of July 10, 1996 (the "Agreement"), attached hereto as EXHIBIT A, for the issuance and sale of 909,091 shares of the Company's Class G Preferred Stock, $1.00 par value per share (the "Preferred Stock");

     WHEREAS the Company seeks to sell and the Subsequent Purchasers seek to buy an aggregate of 224,498 shares of Preferred Stock (the "Additional Shares") at a price per share of $22.00 upon the same terms and conditions set forth in the Agreement;

     WHEREAS the Company and the Subsequent Purchasers seek to include the Subsequent Purchasers as parties to the Fourth Amendment to the Class C Preferred Stock and Warrant Purchase Agreement, attached hereto as EXHIBIT B, the Fourth Amendment to the Registration Rights Agreement, attached hereto as EXHIBIT C, and the Fourth Amendment to the Amended and Restated Voting Rights Agreement, attached hereto as EXHIBIT D, (collectively, the "Ancillary Agreements");

     NOW THEREFORE, each of the parties hereto agree as follows:

1.   Definitions
     -----------

     1.1 Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

     1.2 The Agreement shall be deemed amended to include the defined terms "Additional Shares" and "Subsequent Purchasers" as defined above.

     1.3 The terms "Purchaser" and "Purchasers" in the Agreement and this Supplemental Agreement shall include the Subsequent Purchasers for all purposes under the Agreement and this Supplemental Agreement.

     1.4 The term "Shares" in the Agreement and this Supplemental Agreement shall include all Additional Shares for all purposes under the Agreement or this Supplemental Agreement.

2.   Purchase and Sale of the Shares
     -------------------------------

     On August 7, 1996, or at such other date as the Company and the Subsequent Purchasers may agree upon, subject to the terms and conditions hereof and in reliance upon the warranties, representations and agreements contained herein, the Company agrees to sell to each of the Subsequent Purchasers, and each of the Subsequent Purchasers agrees to purchase from the Company the number of shares of Class G Preferred Stock set forth opposite the name of each such Subsequent Purchaser on SCHEDULE A hereto, at a price of $22.00 per share. The powers, designations, preferences, rights and qualifications, limitations and restrictions of the Class G Preferred Stock are as set forth in the Certificate of Amendment of the Amended and Restated Certificate of Incorporation attached as EXHIBIT A to the Agreement.

3.   Amendments to the Agreement
     ---------------------------

     3.1 SCHEDULE A is amended to conform to SCHEDULE A attached hereto.

     3.2 The first sentence of Section 2.3 shall be, and hereby is, deleted in its entirety, and the following substituted therefor:

          "The Company's entire authorized capital stock (immediately prior to the Closing) consists of 15,000,000 shares of Common Stock, of which 4,042,627 shares have been issued, and 4,952,720 shares of Preferred Stock, $1.00 par value per share (the "PREFERRED STOCK"), of which 6,000 shares have been designated as Class A Convertible Preferred Stock (the "CLASS A PREFERRED STOCK"), all of which have been issued; 60,000 shares have been designated as Class B Preferred Stock (the "CLASS B PREFERRED STOCK"), of which 49,339 shares have been issued; 1,875,000 shares have been designated as Class C Preferred Stock (the "CLASS C PREFERRED STOCK") of which 1,015,974 shares have been issued; 280,367 shares have been designated as Class D Preferred Stock (the "CLASS D PREFERRED STOCK"), of which 280,367 shares have been issued; 523,560 shares have been designated as Class E Preferred Stock (the "CLASS E PREFERRED STOCK"), of which 523,560 shares have been issued; 1,071,429 shares have been designated as Class F Preferred Stock (the "CLASS F PREFERRED STOCK") of which 1,071,429 shares have been issued; and 1,136,364 shares have been designated as Class G Preferred Stock, 909,091 shares of which are issued and outstanding immediately prior to the Closing."

     3.3 Section 8.2 of the Agreement shall be deleted in its entirety and the following shall be substituted therefor:

          "NOTICES. Except as otherwise specifically provided herein, all notices, requests, demands and other communications hereunder shall be in writing and shall be personally delivered by facsimile (and promptly confirmed by telephone, personal delivery or courier) or given by pre-paid nationally recognized overnight courier service or by prepaid certified or registered mail, return receipt requested, or by telecopier, addressed as follows:

               (a) if to the Purchasers, at the address set forth below each Purchaser's name on SCHEDULE A hereto.

               (b) if to the Company:

                   Transkaryotic Therapies, Inc.
                   195 Albany Street
                   Cambridge, MA 02139
                   Attention: Richard F. Selden, M.D., Ph.D.
                   Telephone:(617) 349-0200
                   Telecopy: (617) 491-7903

                   with a copy to:

                   Palmer & Dodge LLP
                   One Beacon Street
                   Attention: Peter Wirth, Esq.
                   Telephone: (617) 573-0100
                   Telecopy: (617) 227-4420

          or to such other address as shall have been designated in writing by any party pursuant hereto. All notices, requests, demands and other communications hereunder shall be effective on the earlier of (i) actual receipt, with telephonic confirmation in the case of facsimile and (ii) three (3) business days after deposit in the U.S. mails or delivery to a nationally-recognized overnight courier service in accordance with this Section."

4. REPRESENTATIONS OF THE COMPANY. The Company hereby represents and warrants to the Subsequent Purchasers as follows:

     4.1 This Supplemental Agreement and the Agreement are valid and legally binding and are enforceable in accordance with their respective terms.

     4.2 Each of the representations and warranties contained in Section 2 of the Agreement (such Section 2 being incorporated herein by reference) is true and correct on the date hereof with the same force and effect as if made on the date hereof.

5. REPRESENTATIONS OF THE SUBSEQUENT PURCHASERS. Each Subsequent Purchaser represents and warrants to the Company that each of the representations and warranties contained in Section 3 of the Agreement (such Section 3 being incorporated herein by reference) is true and correct with respect to such Subsequent Purchaser as of the date hereof.

6. CONDITIONS TO THE OBLIGATIONS OF THE SUBSEQUENT PURCHASERS. The obligation of each Subsequent Purchaser to purchase Additional Shares at the Subsequent Closing is subject to the fulfillment, or the waiver by each such Subsequent Purchaser, of the conditions to Closing set forth in Section 5 of the Agreement (such Section 5 being herein incorporated by reference), provided that:

     6.1 REFERENCES TO CLOSING. The conditions set forth in Section 5 of the Agreement shall be modified to apply to the Subsequent Closing, and all references to the "Closing" contained in that Section shall mean the Subsequent Closing for the purpose of this Section 5.

     6.2 OPINION OF COUNSEL. The Subsequent Purchasers shall have received from Palmer & Dodge LLP, counsel to the Company, an opinion addressed to the Subsequent Purchasers, dated the Subsequent Closing Date in substantially the form referred to in Section 5.7 of the Agreement.

7. CONDITION TO OBLIGATIONS OF THE COMPANY. The Company's obligation to sell the Additional Shares is subject to the fulfillment of the following condition:

     7.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of each of the Subsequent Purchasers pursuant to Section 4 of this Supplemental Agreement shall be true and correct when made, and true and correct on the Subsequent Closing Date.

8. THE ANCILLARY AGREEMENTS. Upon execution of this Supplemental Agreement, the Company and the Subsequent Purchasers agree that the Subsequent Purchasers shall become parties to the Ancillary Agreements and shall be considered "Purchasers" as that term is defined in each of the Ancillary Agreements.

9. WAIVER OF RIGHTS TO PURCHASE ADDITIONAL SHARES. Solely with respect to the offer and sale by the Company of shares of Class G Preferred Stock, each Purchaser hereby waives any and all rights that may permit each such Purchaser to purchase more than the number of shares of the Class G Preferred Stock set forth opposite such Purchaser's name on Schedule A hereto.

10. MISCELLANEOUS.

     10.1 Except as specifically amended hereby, the remaining terms and provisions of the Agreement shall not be affected by this Supplemental Agreement and shall remain in full force and effect.

     10.2 This Supplemental Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same Agreement.

         [The remainder of this page has been intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have executed this Supplemental Agreement as of the day first written above.

                        TRANSKARYOTIC THERAPIES, INC.

                        By: /s/ Richard F. Selden
                            ---------------------------------------------------
                                Name: Richard F. Selden, M.D., Ph.D.
                                Title: President and Chief Executive Officer

                        BIOTECH TARGET, S.A.

                        By: /s/ Andreas Bremer   /s/ Hans Jorge Graf
                            ----------------------------------------------------
                                Name: Andreas Bremer and Hans Jorge Graf
                                Title:

                        HANSEATIC CORPORATION

                        By: /s/ Benjamin Schliemann
                            ----------------------------------------------------
                                Name: Benjamin Schliemann
                                Title: Vice President

                         /s/ F. Burda    /s/ F. Burda
                         -------------------------------------------------------
                                Franz & Frieder Burda

                        OPPENHEIM VERMOGENSTREUHAND

                        By: /s/ R. Lagemann   /s/ L. Schubert
                            ----------------------------------------------------
                                Name: R. Lagemann and L. Schubert
                                Title: Holder of Procuration; Managing Director

                        AUDA SECURITIES GMBH

                        By: /s/ Dr. Axel May  /s/ Dr. B Wunderlin
                            ----------------------------------------------------
                                Name: Dr. Axel May and Dr. B Wunderlin
                                Title: Geschaftstfuhrer

                            /s/ Klaus Neugebauer
                            ----------------------------------------------------
                                Dr. Klaus Neugebauer

                        PUBLIC EMPLOYEE RETIREMENT SYSTEM OF
                        IDAHO

                                 By:      ZESIGER CAPITAL GROUP LLC
                                          Agent and Attorney-in-Fact

                                          By: /s/ Albert L. Zesiger
                                              ----------------------------------
                                               Name:
                                               Title:

                        STATE OF OREGON PERS/ZCG

                                 By:      ZESIGER CAPITAL GROUP LLC
                                          Agent and Attorney-in-Fact

                                          By: /s/ Albert L. Zesiger
                                              ----------------------------------
                                               Name:
                                               Title:

                        ARTHUR D. LITTLE EMPLOYEE INVESTMENT
                        PLAN

                                 By:      ZESIGER CAPITAL GROUP LLC
                                          Agent and Attorney-in-Fact

                                          By: /s/ Albert L. Zesiger
                                              ----------------------------------
                                               Name:
                                               Title:

                        WELLS FAMILY LLC

                                 By:      ZESIGER CAPITAL GROUP LLC
                                          Agent and Attorney-in-Fact

                                          By: /s/ Albert L. Zesiger
                                              ----------------------------------
                                              Name:
                                              Title:

                        CITY OF MILFORD PENSION & RETIREMENT
                        PLAN

                                 By:      ZESIGER CAPITAL GROUP LLC
                                          Agent and Attorney-in-Fact

                                          By: /s/ Albert L. Zeisger
                                              ----------------------------------
                                              Name:
                                              Title:

                        VAN LOBEN SELS FOUNDATION

                                 By:      ZESIGER CAPITAL GROUP LLC
                                          Agent and Attorney-in-Fact

                                          By: /s/ Albert L. Zesiger
                                              ----------------------------------
                                              Name:
                                              Title:

                        ROANOKE COLLEGE

                                 By:      ZESIGER CAPITAL GROUP LLC
                                          Agent and Attorney-in-Fact

                                          By: /s/ Albert L. Zesiger
                                              ----------------------------------
                                              Name:
                                              Title:

                        NFIB EMPLOYEE PENSION TRUST

                                 By:      ZESIGER CAPITAL GROUP LLC
                                          Agent and Attorney-in-Fact

                                          By: /s/ Albert L. Zesiger
                                              ----------------------------------
                                              Name:
                                              Title:

                        CITY OF STAMFORD FIREMEN'S PENSION FUND

                                 By:      ZESIGER CAPITAL GROUP LLC
                                          Agent and Attorney-in-Fact

                                          By: /s/ Albert L. Zesiger
                                              ----------------------------------
                                              Name:
                                              Title:

                        CHAPIN SCHOOL LTD. ENDOWMENT FUND

                                 By:      ZESIGER CAPITAL GROUP LLC
                                          Agent and Attorney-in-Fact

                                          By: /s/ Albert L. Zesiger
                                              ----------------------------------
                                              Name:
                                              Title:

                        MORGAN TRUST CO. OF THE BAHAMAS LTD.

                                 By:      ZESIGER CAPITAL GROUP LLC
                                          Agent and Attorney-in-Fact

                                          By: /s/ Albert L. Zesiger
                                              ----------------------------------
                                              Name:
                                              Title:

                        DEMVEST EQUITIES, L.P.

                                 By:      ZESIGER CAPITAL GROUP LLC
                                          Agent and Attorney-in-Fact

                                          By: /s/ Albert L. Zesiger
                                              ----------------------------------
                                              Name:
                                              Title:

                        HELEN B. LAZAR

                                 By:      ZESIGER CAPITAL GROUP LLC
                                          Agent and Attorney-in-Fact

                                          By: /s/ Albert L. Zesiger
                                              ----------------------------------
                                              Name:
                                              Title:

                        HAROLD & GRACE WILLENS JTWROS

                                 By:      ZESIGER CAPITAL GROUP LLC
                                          Agent and Attorney-in-Fact

                                          By: /s/ Albert L. Zesiger
                                              ----------------------------------
                                              Name:
                                              Title:

                        DAVID W. WORTHINGTON

                                 By:      ZESIGER CAPITAL GROUP LLC
                                          Agent and Attorney-in-Fact

                                          By: /s/ Albert L. Zesiger
                                              ----------------------------------
                                              Name:
                                              Title:

                        /s/ David Baltimore
                        --------------------------------------------------------
                         David Baltimore

                                   Schedule A
                                   ----------
                                              Number
Name and Address                            of Shares       Purchase Price
- ----------------                            ---------       --------------

Initial Purchaser
- -----------------

Biotech Target, S.A                          909,091         $20,000,002
c/o BB Biotech AG
c/o Bellevue Asset Management AG
Grundstrasse 12
CH-6364 Rotkreuz, Switzerland

Subsequent Purchasers
- ---------------------

Public Employee Retirement                    26,200         $   576,400
System of Idaho
c/o Zeisger Capital Group LLC
320 Park Avenue
New York, NY 10022

State of Oregon PERS/ZCG                      90,900         $ 1,999,800
c/o Zesiger Capital Group LLC

Arthur D. Little Employee                     15,900         $   349,800
Investment Plan
c/o Zesiger Capital Group LLC

Wells Family LLC                               6,800         $   149,600
c/o Zesiger Capital Group LLC

City of Milford Pension and                    5,700         $   125,400
Retirement Plan
c/o Zesiger Capital Group LLC

Van Loben Sels Foundation                      4,500         $    99,000
c/o Zesiger Capital Group LLC

Roanoke College                                4,500         $    99,000
c/o Zeisger Capital Group

NFIB Employee Pension Trust                    4,500         $    99,000
c/o Zesiger Capital Group LLC


City of Stamford Firemen's                     4,500            $ 99,000
Pension Fund
c/o Zesiger Capital Group LLC

Chapin School Ltd. Endowment Fund              3,400            $ 74,800
c/o Zesiger Capital Group LLC

Morgan Trust Co. of the Bahamas Ltd.           2,300            $ 50,600
c/o Zesiger Capital Group LLC

Demvest Equities, L.P.                         2,300            $ 50,600
c/o Zesiger Capital Group LLC

Helen B. Lazar                                 2,300            $ 50,600
c/o Zesiger Capital Group LLC

Harold and Grace Willens JTWROS                1,800            $ 39,600
c/o Zeisger Capital Group LLC

David W. Worthington                           1,600            $ 35,200
c/o Zesiger Capital Group LLC

Dr. Klaus Neugebauer                          12,857            $282,854
Widenmayerstrasse 38
D-80538 Munich
Germany

Hanseatic Corporation                          8,503            $187,066
450 Park Avenue
New York, NY 10022

Franz & Frieder Burda                          8,571            $188,562
Lichtenthaler Allee 74
76530 Baden Baden
Germany

Auda Securities GmbH                           8,571            $188,562
Am Pilgerrain 17
61352 Bad Homberg
Germany


Oppenheim Vermogenstreuhand                    4,251         $    93,522
Postfach 10 27 43
50467 Koln
Germany

David Baltimore                                4,545         $    99,990
508 Union Wharf
Boston, MA 02109

TOTAL                                      1,133,589         $24,938,958